UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 17, 2008

Century Aluminum Company
(Exact name of registrant as specified in its charter)

Delaware	0-27918	13-3070826
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2511 Garden Road Building A, Suite 200 Monterey, California (Address of principal executive offices)	93940 (Zip Code)
(831) 642-9300
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 17, 2008, Century Aluminum of West Virginia, Inc. (CAWV), an independent operating subsidiary of Century Aluminum Company (the “Company”), issued a conditional Worker Adjustment and Retraining Notification Act (WARN) notice at its Ravenswood, West Virginia smelter related to a possible 100% curtailment of plant operations in 60 days.  This facility employs approximately 684 persons.  Simultaneously with the issuance of the WARN, CAWV began the immediate curtailment of one of its four potlines which is expected to be completed by December 20, 2008.  The potline curtailment will ultimately impact an estimated 120 employees, who will be temporarily redeployed throughout the smelter.

Separations from employment at the Ravenswood smelter could begin in approximately 60 days.  However, CAWV intends to work during this 60 day notice period with suppliers, customers, employees and government officials to explore avenues for maintaining plant operations in some form.  The Company cannot predict what, if any, outcome will result from CAWV’s efforts during this 60 day period and the effect of those efforts on the Company’s future financial performance.  The Company believes that the impact of the curtailment of the single potline is not likely to have a material adverse effect on its financial condition or results of operations.

The Ravenswood smelter began operations in 1957 and produces approximately 170,000 metric tons of aluminum per year, or approximately 22 percent of the Company’s annual primary aluminum production capacity.

A copy of the Company’s press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Century Aluminum Company owns primary aluminum capacity in the United States and Iceland, as well as an ownership interest in alumina and bauxite assets in the United States and Jamaica.  The Company’s corporate offices are located in Monterey, California.

The press release attached as Exhibit 99.1 hereto contains "forward-looking statements" within the meaning of U.S. federal securities laws.  The Company has based its forward-looking statements on current expectations and projections about the future, however, these statements are subject to risks, uncertainties and assumptions.  Any of these risks and uncertainties could cause the Company's actual results to differ materially from those expressed in its forward-looking statements.  More information about the Company’s risks, uncertainties and assumptions can be found in the risk factors and forward-looking statements cautionary language contained in the Company's Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and in other filings made with the Securities and Exchange Commission.  The Company does not undertake, and specifically disclaims, any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date such forward-looking statements are made.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

The following exhibit is being furnished with this report pursuant to Item 8.01:

Exhibit Number	Description
99.1	Press Release, dated December 17, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CENTURY ALUMINUM COMPANY
Date:	December 17, 2008	By:	/s/ William J. Leatherberry
Name: William J. Leatherberry
Title: Vice President, Assistant General Counsel and Assistant Secretary

Exhibit Index
Exhibit Number	Description
99.1	Press Release, dated December 17, 2008